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                                                               Exhibit No. 10(b)

                   Certification of Periodic Financial Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officers, being the duly elected and acting President and Treasurer of Homestead Funds, Inc. (the "Fund"), hereby certify that, with respect to the Form N-CSR filed with the Securities and Exchange Commission on August 27, 2003, such Form N-CSR complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form N-CSR fairly presents, in all material respects, the financial conditions and results of operations of the Fund.

Dated: August 27, 2003


/s/ Peter R. Morris
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Peter R. Morris
President

/s/ Sheri Cooper
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Sheri Cooper
Treasurer